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                        Prudential High Yield Fund, Inc.
                        Supplement Dated March 23, 1998
                       to Prospectus Dated March 3, 1998

How the Fund is Managed--Manager

    The co-portfolio managers of the Fund are George Edwards, Managing Director, and Ken Peterson, Vice President of Prudential Investments. Mr. Edwards and Mr. Peterson share responsibility for the day-to-day management of the Fund.
Mr. Edwards has been employed by Prudential as a portfolio manager since 1985, has been a co-portfolio manager of the Fund since March, 1998 and, in addition, served as co-portfolio manager of the Fund in 1994. Mr. Edwards also serves as co-portfolio manager of Prudential Distressed Securities Fund, Inc. and Prudential High Yield Total Return Fund, Inc. Mr. Peterson joined Prudential in 1985 and has been employed as a portfolio manager since 1995 and has been a co-portfolio manager of the Fund since March, 1998. Prior to 1995, he was employed as a credit analyst. Mr. Peterson also serves as portfolio manager of The High Yield Income Fund, Inc. and several offshore funds.

MF 110A-1